EXHIBIT 10.56

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.



PROMISSORY NOTE

Trenton, New Jersey
March ___, 2007                                                      $_________

         FOR VALUE RECEIVED, PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of ______________, or registered assigns (the "Holder") the sum of _________ DOLLARS ($_________), on the earlier of (i) 30 days after the effective date of the pending Registration Statement filed by the Borrower with the Securities and Exchange Commission or (ii) September 1, 2007 (such date, the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of thirteen percent (13%) per annum from the date of this Note (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable in cash on the Maturity Date. The Borrower shall pay a total of $1,625.00 in prepaid interest on the Issue Date, representing 90 days worth of interest on the Note.

         All payments due hereunder shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

         Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Subscription Agreement and the Borrower to which this Note relates, as amended from time to time, pursuant to which the Holder subscribed to purchase this Note (the "Subscription Agreement").

         This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder thereof.

         The following terms shall apply to this Note:

1.       EVENTS OF DEFAULT

         The following (each, an "Event of Default") shall constitute an event of default under this Note:

         A. FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

         B. RECEIVER OR TRUSTEE. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed; or

         C. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower which remains unvacated, unbonded or unstayed for a period of thirty (30) days.

         D. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence and during the continuation of any Event of Default specified in Section 2(A), at the option of the Holders of a majority of the aggregate principal amount of the outstanding Notes exercisable through the delivery of written notice to the Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified in Section 2(C) or (D), the Notes shall become immediately due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

2.       MISCELLANEOUS

         A. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         B. NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 427 River View Plaza, Trenton, New Jersey 08611, Attention: Robert Prunetti, Fax: (609) 656-0869. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

         C. AMENDMENTS. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         D. ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a BONA FIDE margin account or other lending arrangement, subject to all applicable federal and state securities laws.

         E. GOVERNING LAW. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW JERSEY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

         F. DENOMINATIONS. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $1,000 as the Holder shall request.

         G. NO PREEMPTIVE RIGHTS. Except as provided herein no Holder of this Note shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or Notes, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, Notes or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer.


                                PERFORMANCE HEALTH TECHNOLOGIES, INC.



                                By:   ______________________________
                                      Robert D. Prunetti
                                      President and Chief Executive Officer


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